FORM OF
                        SERIES B STOCK PURCHASE AGREEMENT


          SERIES B STOCK PURCHASE AGREEMENT (the "AGREEMENT"), dated as of [ ], 2000, by and among Educational Video Conferencing, Inc., a Delaware corporation, with headquarters located at 35 East Grassy Sprain Road, Suite 200, Yonkers, New York 10710 (the "COMPANY"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "BUYER" and collectively, the "BUYERS").

          WHEREAS:

          A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

          B. The Company has authorized the following series of Preferred Stock, $.0001 par value per share (the "PREFERRED STOCK"): Series B 7% Convertible Preferred Stock ("SERIES B PREFERRED STOCK") which shall be convertible into shares of the Company's Common Stock, $.0001 par value per share (the "COMMON STOCK") (as converted, the "CONVERSION SHARES"), in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of the Series B Preferred Stock, in the form attached hereto as EXHIBIT A (the "CERTIFICATE OF DESIGNATIONS");

          C. The Company shall authorize as of the Closing Date (as defined in Section 1b.) the issuance of Common Stock Purchase Warrants to the Buyers (the "WARRANTS") in the form attached hereto as EXHIBIT B, to acquire shares of Common Stock at an exercise price equal to 150% of the Initial Conversion Price, defined below, of the Series B Preferred Stock (such shares of Common Stock issued upon exercise of the Warrants are hereinafter referred to as the "WARRANT SHARES" and, together with the Series B Preferred Shares (defined below), the Conversion Shares and the Warrants are referred to as the "SECURITIES").

          D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering an Amended and Restated Registration Rights Agreement in the form attached hereto as EXHIBIT C (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

          NOW THEREFORE, the Company and the Buyers hereby agree as follows:

          1. PURCHASE AND SALE OF SERIES B PREFERRED SHARES.

            a. PURCHASE OF SERIES B PREFERRED SHARES. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to the Buyers and the Buyers shall purchase from the Company an aggregate of [ ] shares of Series B Preferred Stock (the "SERIES B PREFERRED SHARES"), in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers (the "CLOSING"). The per share purchase price (the "PURCHASE PRICE") of the Preferred Shares shall be $100 per share or an

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aggregate  purchase  price of $[ ]. On the Closing  Date (as defined  below) the
Company shall deliver to each Buyer a stock certificate representing such number of Series B Preferred Shares which such Buyer is then purchasing (as indicated opposite such Buyer's name on the Schedule of Buyers), duly executed on behalf of the Company and registered in the name of such Buyer or its designee (the "STOCK CERTIFICATES").

            b. CLOSING DATE. The date and time of the Closing (the "CLOSING DATE") shall be 10:00 a.m. Eastern Standard Time on [ ], 2000, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to in writing by the Company and the Buyers). The Closing shall occur on the Closing Date at the offices of Fischbein Badillo Wagner Harding, 909 Third Avenue, New York, New York 10022.

            c. FORM OF PAYMENT. On the Closing Date, each Buyer shall pay the Purchase Price to the Company for the Series B Preferred Shares to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions provided to the Buyers at least two days prior to the Closing Date.

            d. WARRANTS. In consideration of the purchase of the Series B Preferred Shares, the Company shall on the Closing Date issue and deliver to each Buyer, Warrants to purchase in the aggregate the number of Warrant Shares as equals the product of 75% and a fraction, the numerator of which is $[ ] and the denominator of which is the Initial Conversion Price. Each Buyer will receive Warrants to purchase the number of shares of Common Stock set forth in the respective amounts set forth opposite such Buyer's name on the Schedule of Buyers.

            e. INITIAL CONVERSION PRICE. "INITIAL CONVERSION PRICE" means
$13.50.

          2. BUYER'S REPRESENTATIONS AND WARRANTIES.


          Each Buyer represents and warrants with respect to only itself that:

            a.  INVESTMENT  PURPOSE.  Such Buyer (i) is  acquiring  the Series B
Preferred Shares and the Warrants and (ii) upon conversion of the Series B Preferred Shares and exercise of the Warrants, will acquire the Conversion Shares and Warrant Shares, respectively, then issuable for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

            b.  ACCREDITED   INVESTOR  STATUS.  Such  Buyer  is  an  "accredited
investor" as that term is defined in Rule 501(a) of Regulation D.

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


            c. RELIANCE ON EXEMPTIONS. Such Buyer understands that the Series B Preferred Shares and Warrants are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Series B Preferred Shares and the Warrants.

            d. INFORMATION. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Series B Preferred Shares and the Warrants which have been requested by such Buyer, including, without limitation, the Company's Annual Report on Form 10-K for the year ended December 31, 1999, its Quarterly Report on Form 10-Q for the periods ended March 31, 2000 and June 30, 2000; its Current Reports on Form 8-K filed with the SEC on January, 31, 2000, February 18, 2000, March 7, 2000 and March 28, 2000; the description of the Common Stock contained in the Company's Form 8-A filed with the SEC on February 10, 1999; and the Prospectus filed with the SEC on February 24, 1999. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below.

            e. NO GOVERNMENTAL REVIEW. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Series B Preferred Shares and the Warrants or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Series B Preferred Shares and the Warrants.

            f. TRANSFER OR RESALE. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("RULE 144"); (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder, except as set forth in the Registration Rights Agreement.

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


            g. LEGENDS. Such Buyer understands that the certificates or other instruments representing the Series B Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Securities upon which it is stamped, if (i) upon a resale, any such Securities are registered for sale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, reasonably acceptable to the Company, to the effect that a public sale, assignment or transfer of any of the Securities may be made without registration under the 1933 Act, or (iii) any of the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold. Each Buyer acknowledges, covenants and agrees to sell any of the Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (i) a registration statement effective under the 1933 Act, or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the 1933 Act. In the event the above legend is removed from any of the Securities, the Company may, upon reasonable advance notice to the holder, require that the above legend be placed on any of the Securities that cannot then be sold pursuant to an effective registration statement or Rule 144(k) under the 1933 Act (or any successor rule thereto).

            h. AUTHORIZATION; ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

            i. RESIDENCY. Such Buyer is a resident of that country or state of the United States specified in the Schedule of Buyers.

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

          3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.


          The Company represents and warrants to each of the Buyers that:

            a. ORGANIZATION AND QUALIFICATION. The Company and its subsidiaries (a complete list of which is set forth in Schedule 3(a)) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. "MATERIAL ADVERSE Effect" means any material adverse effect on (i) the business, properties, operations, condition (financial or otherwise), prospects or results of operations of the Company and its subsidiaries, taken as a whole, (ii) on the ability of the Company to perform its obligations hereunder, under the Registration Rights Agreement, the Warrants or under the agreements or instruments to be entered into or filed in connection herewith or therewith, or
(iii) the Securities.

            b.  AUTHORIZATION;  ENFORCEMENT;  COMPLIANCE WITH OTHER INSTRUMENTS.
(i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement, to issue, sell and perform its obligations with respect to the Series B Preferred Stock and the Warrants in accordance with the terms hereof, the Certificate of Designations and the Warrants, as applicable, and to issue the Conversion Shares and the Warrant Shares upon conversion of the Series B Preferred Shares and the exercise of the Warrants, respectively, in accordance with the Certificate of Designations and the Warrants, respectively, (ii) the execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Series B Preferred Shares and the Warrants and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Series B Preferred Shares and the Warrant Shares upon exercise of the Warrants have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the Registration Rights Agreement, the certificates for the Series B Preferred Shares and the Warrants have been duly executed and delivered by the Company,
(iv) this Agreement, the Registration Rights Agreement, the Stock Certificates and the Warrants constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies and except to the extent enforcement of the indemnification and contribution provisions contained in the Registration Rights Agreement may be limited by applicable securities laws, and (v) prior to the Closing, the Certificate of Designations will have been filed with the Secretary of State of the State of Delaware and will be in full force and effect, enforceable against the Company in accordance with its terms.

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

            c. CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, of which as of September 19, 2000, 4,443,523 shares were issued and outstanding, and 1,000,000 shares of Preferred Stock, of which as of September 19, 2000, 315,000 shares were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in
Schedule 3(c) and except as provided in the Series B Stock Purchase Agreements governing the issuance of other shares of Series B Preferred (the "Other Agreements"), no shares of Common Stock or Preferred Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in Schedule 3(c) and as provided in the Other Agreements, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement). Except as disclosed in Schedule 3(c) and as provided in the Other Agreements, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of any of the Securities as described in this Agreement. The Company has furnished to the Buyers true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "CERTIFICATE OF INCORPORATION"), and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

            d. ISSUANCE OF SECURITIES. The Series B Preferred Shares and Warrants are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and non-assessable, (ii) free from all taxes, liens and charges with respect to the issue thereof and (iii) entitled to the rights and preferences set forth in the Certificate of Designations and the Warrants, respectively. Not less than 150% of the number of shares of Common Stock necessary to provide for the issuance of the Conversion Shares and the Warrant Shares (assuming such conversion or exercise took place on the Closing Date) in accordance with the terms of this Agreement, the Certificate of Designations and the Warrants have been duly authorized and reserved for issuance upon conversion of the Series B Preferred Shares and exercise of the Warrants. Upon conversion or exercise in accordance with the Certificate of Designations and the Warrants, as applicable, the Conversion Shares and Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

            e. NO CONFLICTS. Except as disclosed in Schedule 3(e), the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company, the performance by the Company of its obligations under the Certificate of Designations and the Warrants and the consummation by the Company of the

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

transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of Preferred Stock of the Company or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as disclosed in
Schedule 3(e), neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of Preferred Stock of the Company or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental or regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, the Registration Rights Agreement or the Warrants or perform its obligations under the Certificate of Designations in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Nasdaq SmallCap Market. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing or to delisting of the Common Stock by the Nasdaq SmallCap Market.

            f. SEC DOCUMENTS; FINANCIAL STATEMENTS. Since February 10, 1999, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has agreed to deliver to the Buyers or their representative true and complete copies of the SEC Documents upon request. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such

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

financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied during the periods involved (except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. After the Closing, the Company will not provide to any Buyer any material non-public information which, according to applicable law, rule or regulation should have been disclosed publicly by the Company but which has not been so disclosed as of the date hereof.

            g.  ABSENCE OF CERTAIN  CHANGES.  Except as  expressly  set forth in
Schedule 3(g), since June 30, 2000, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

            h. ABSENCE OF LITIGATION. Except as disclosed on Schedule 3(h), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or its subsidiaries or their respective directors or officers, or the Common Stock, wherein an unfavorable decision, ruling or finding could individually or in the aggregate have a Material Adverse Effect. Schedule 3(h) contains a complete list and summary description of any pending, or to the knowledge of the Company, threatened litigation against or affecting the Company or any of its subsidiaries, without regard to whether it could have a Material Adverse Effect.

            i. ACKNOWLEDGMENT REGARDING BUYERS' PURCHASE OF THE SERIES B PREFERRED SHARES. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any of the Buyers or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase of the Series B Preferred Shares. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

            j. NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of any of the Securities offered hereby.

            k. NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of The Nasdaq Stock Market.

            l. EMPLOYMENT MATTERS; ERISA MATTERS. The Company and its subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours except where failure to be in compliance would not have a Material Adverse Effect. There are no pending investigations involving the Company or any of its subsidiaries by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or any of its subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or to the Company's knowledge threatened against or involving the Company or any of its subsidiaries. Except as set forth in Schedule 3(l), no representation question exists respecting the employees of the Company or any of its subsidiaries, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any of its subsidiaries. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any of its subsidiaries. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent. Except as set forth on
Schedule 3(l), the Company has no employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended.

            m. INTELLECTUAL PROPERTY RIGHTS. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights (collectively "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct their respective businesses as now conducted. Except as set forth on Schedule 3(m), none of the Intellectual Property Rights or other intellectual property rights have expired or terminated, or are expected to expire or terminate in the near future. The Company and its subsidiaries do not have any knowledge of any event, fact or circumstance relating to (i) any infringement by the Company or its subsidiaries of any trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others or (ii) any person or entity now infringing any Intellectual Property Rights or other similar rights or any such development of similar or identical trade secrets or technical information owned or used by the Company or any of its subsidiaries and, except as set forth on Schedule 3(m), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding any trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others or (ii) any person or entity now infringing any Intellectual Property Rights or other similar rights or any such development of similar or identical trade secrets or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

            n. ENVIRONMENTAL LAWS. The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

            o. TITLE. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(o) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

            p. INSURANCE. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as is prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

            q. REGULATORY PERMITS; COMPLIANCE. The Company and its subsidiaries possess all franchises, grants, authorizations, licenses permits, easements, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to conduct their respective businesses as currently being conducted (collectively, the "COMPANY PERMITS"). There is no action pending, or to the knowledge of the Company, threatened regarding the suspension or cancellation of any of the Company Permits. Neither the Company nor any of its subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except where such conflicts, default or violations would not individually or in the aggregate have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notification with respect to possible conflicts, defaults, or violations of applicable laws.

            r. INTERNAL ACCOUNTING CONTROLS. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            s. NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which has or is expected in the future individually or in the aggregate to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to any contract or agreement which has or is expected to have a Material Adverse Effect.

            t. TAX STATUS. Except as set forth on Schedule 3(t), the Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

            u. CERTAIN TRANSACTIONS. Except as set forth on Schedule 3(u) and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on Schedule 3(c), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner.

            v. S-3 REGISTRATION. The Company is currently eligible to register the resale of securities, including the resale of the Conversion Shares and the Warrant Shares, on a registration statement on Form S-3 under the 1933 Act.

            w. DISCLOSURE. All information relating to or concerning the Company or any of its subsidiaries set forth in this Agreement and provided to the Buyer pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

            x. INVESTMENT COMPANY STATUS. The Company is not and upon consummation of the sale of the Securities will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

            y. FOREIGN CORRUPT PRACTICES. To the Company's knowledge, neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

          4. COVENANTS AND AGREEMENTS.

            a. BEST EFFORTS. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

            b. FORM D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

            c. REPORTING STATUS. Until the earlier of (i) six months after the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Conversion Shares and Warrant Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date which is six months after the date on which none of the Series B Preferred Shares or Warrants are outstanding (the "REGISTRATION PERIOD"), the Company (x) shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination and (y) will use its best efforts to maintain its ability and eligibility to register securities on Form S-3.

            d. USE OF PROCEEDS. The Company will use the proceeds from the sale of the Series B Preferred Shares and Warrants for capital expenditures and general corporate purposes.

            e. FINANCIAL  INFORMATION.  The Company agrees to send the following to each Investor (as that term is defined in the Registration Rights Agreement) during the Registration Period: (i) within five (5) days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements or amendments filed pursuant to the 1933 Act; (ii) within one (1) day after release thereof, copies of all press releases issued by the Company or any of its subsidiaries; and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

            f. RESERVATION OF SHARES. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 150% of the number of shares of Common Stock needed to provide for the issuance of the Conversion Shares and Warrant Shares, in the aggregate, upon conversion of the Series B Preferred Shares and the exercise of the Warrants, respectively, in accordance with the terms of this Agreement and the Certificate of Designations.

            g. LISTING. The Company shall promptly secure the listing of the Conversion Shares and Warrant Shares upon the Nasdaq SmallCap (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, the listing of all Conversion Shares and Warrant Shares from time to time issuable under the terms of this Agreement, the Certificate of Designations and the Warrants on each national securities exchange and automated quotation system (including the Nasdaq National Market System and Nasdaq SmallCap), if any, upon which shares of Common Stock are then listed. The Company shall promptly provide to each Buyer copies of any notices it receives from NASDAQ regarding the continued eligibility of the Common Stock for listing on the Nasdaq SmallCap. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(g).

            h. EXPENSES. The Company and the Buyers shall each pay its respective costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution, delivery and performance of this Agreement, the Certificate of Designations, the Warrants and the Registration Rights Agreement.

            i CERTAIN RESTRICTIONS. Neither a Buyer nor its affiliates shall sell shares of Common Stock in the over-the-counter market or on any national securities exchange (i) during the 10 Trading Days prior to the first anniversary of the Closing Date, at prices that are between 50% and 100% of the Initial Conversion Price (as defined in the Certificate of Designations), and
(ii) during the 10 Trading Days prior to the third anniversary of the Closing Date, at prices that are between 50% and 100% of the Reset Conversion Price (as defined in the Certificate of Designations).

            j. DILUTIVE EFFECT. The Company understands and acknowledges that the number of Conversion Shares and Warrant Shares issuable upon conversion of the Series B Preferred Shares and exercise of the Warrants, respectively, will increase in certain circumstances. The Company further acknowledges and agrees that its obligation to issue Conversion Shares and Warrant Shares upon conversion of the Series B Preferred Shares and exercise of the Warrants, respectively, in accordance with this Agreement, the Certificate of Designations, and the Warrants, as applicable, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

            k. OPINION ON REMOVAL OF LEGEND. The Company will cause its counsel to deliver an opinion, in the form attached hereto as EXHIBIT D, on the effective date of a registration statement covering the resale of the Conversion Shares and the Warrant Shares to the effect that the restrictive legend set forth in Section 2(g) of this Agreement may be removed upon the sale, assignment or other transfer of any and all such Conversion Shares and Warrant Shares sold pursuant to such registration statement and accompanied by the prospectus contained in such registration statement.

            l. DISCLOSURE. From and after the date hereof, the Company shall not disclose nonpublic information to any Buyer, advisors to or representatives of such Buyer of which the Company has actual knowledge unless prior to disclosure of such information the Company identifies such information as being nonpublic information and provides the Buyer, such advisors and representatives of which the Company has actual knowledge with the opportunity to accept or refuse to accept such nonpublic information for review.

            m. CORPORATE EXISTENCE. So long as any Buyer beneficially owns any Securities, the Company shall maintain its corporate existence in good standing under the laws of the jurisdiction in which it is incorporated.

            n. SOLVENCY. The Company individually and together with the Subsidiaries on a consolidated basis (both before and after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not have, nor does it intend to take any action that would impair, its ability to pay its debts from time to time incurred in connection therewith as such debts mature.

            o. INSURANCE. The Company shall maintain liability, casualty and other insurance (subject to customary deductions and retentions) with responsible insurance companies against such risk of the types and in the amounts customarily maintained by companies of comparable size to the Company.

            p. NO INTEGRATION. The Company will not conduct any future offering that will be integrated with the issuance of the Securities for purposes of the rules promulgated by the SEC or NASDAQ.

          5. TRANSFER AGENT INSTRUCTIONS.

          The Company shall issue irrevocable instructions to its transfer agent (in the form attached hereto as EXHIBIT E) (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares and Warrant Shares, prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, the Certificate of Designations and the Warrants. Nothing in this Section 5 shall affect in any way each Buyer's obligations and agreement to comply with all applicable securities laws upon resale of any of the Securities. If a Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form and substance to the Company, that registration of a resale by such Buyer of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares or Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

          6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

          The obligation of the Company hereunder to issue and sell the Series B Preferred Shares and Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

            a.  Such  Buyer  shall  have   executed   this   Agreement  and  the
Registration Rights Agreement and delivered the same to the Company.

            b. Such Buyer shall have delivered to the Company the Purchase Price for the Series B Preferred Shares being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

            c. The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

            d. The transactions contemplated hereby shall not violate any law, regulation or order then in effect and applicable to Buyers or the Company.

          7. CONDITIONS TO EACH BUYER'S  OBLIGATION TO PURCHASE.

          The obligation of each Buyer hereunder to purchase the Series B Preferred Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

            a.  The  Company  shall  have   executed  this   Agreement  and  the
Registration Rights Agreement, and delivered the same to such Buyer.

            b. The Certificate of Designations shall have been executed by the Company and filed with the Secretary of State of the State of Delaware and evidence of such filing shall have been provided to the Buyers (with a copy of such filing being provided to Buyers as soon as practicable thereafter).

            c. The Common Stock shall be authorized for trading on the Nasdaq SmallCap and trading in the Common Stock issuable upon conversion of the Series B Preferred Shares and exercise of the Warrants to be traded on the Nasdaq SmallCap shall not have been suspended by the SEC or the Nasdaq SmallCap.

            d. The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the
Closing  Date as  though  made at that  time  (except  for  representations  and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, without limitation, an update as of the Closing Date regarding the representation contained in Section 3(c) above.

            e. Each Buyer shall have received the opinion of the Company's counsel dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of EXHIBIT F attached hereto.

            f. The Company shall have executed and delivered to such Buyer the Stock Certificates (in such denominations as such Buyer shall request) for the Series B Preferred Shares being purchased by such Buyer at the Closing and the Warrants.

            g. The Board of Directors of the Company shall have adopted the resolutions in substantially the form of EXHIBIT G attached hereto.

            h. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Shares and the exercise of the Warrants, at least 150% of the number of shares of Common Stock necessary to provide for the issuance of the Conversion Shares and Warrant Shares in accordance with the terms of this Agreement, the Certificate of Designations and the Warrants.

            i. The Irrevocable Transfer Agent Instructions, in the form of EXHIBIT E attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent. j. The transactions contemplated hereby shall not violate any law, regulation or order then in effect and applicable to Buyers or the Company. k. Each stockholder who is a member of the Company's management and holds in excess of 10% of the outstanding capital stock of the Company as of the date hereof, and the Company, shall have executed and delivered to the Buyers an Amended and Restated Co-Sale Agreement in the form of EXHIBIT H attached hereto (the "CO-SALE AGREEMENT"). l. Each Buyer shall have received the letter, countersigned by the holder of the Series A Preferred, in substantially the form of EXHIBIT I attached hereto.

          8. INDEMNIFICATION.

            a. COMPANY  INDEMNIFICATION.  The Company hereby agrees to indemnify and hold harmless each Buyer and each holder of the Securities and all of their respective officers, directors, partners, members, affiliates and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "BUYER
INDEMNITEES") from and against any and all actions, causes of action suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (collectively, "LOSSES") and agrees to reimburse each Buyer Indemnitee for all out-of-pocket expenses (including the fees and expenses of legal counsel), in each case promptly as incurred by the Buyer Indemnitee and to the extent arising out of or in connection with:


               1. subject to Section 9(i), any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Certificate of Designations, the Warrants, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby,

               2. any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Certificate of Designations, the Warrants or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or

               3. any cause of action, suit or claim brought or made against such Buyer Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Buyer Indemnitees or any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Series B Preferred Shares and Warrants.

            b. BUYER INDEMNIFICATION. Each Buyer, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, its affiliates and their respective officers, directors, partners, members and agents (collectively, the "COMPANY INDEMNITEES") from and against any and all Losses, and agrees to reimburse Company Indemnitee for all out-of-pocket expenses (including the fees and expenses of legal counsel) in each case promptly as incurred by Company Indemnitee and to the extent arising out of or in connection with:

               1. subject to Section 9(i), any misrepresentation or breach of any representation or warranty made by such Buyer in this Agreement, the Warrants, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or

               2. any breach of the covenant, contained in Section 4(i) of this Agreement.

            c. THIRD PARTY CLAIMS. Promptly after receipt by either party hereto seeking indemnification pursuant to this Section 8 (an "INDEMNIFIED PARTY") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "CLAIM"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this Section 8 is being sought (the "INDEMNIFYING PARTY") of the commencement thereof; but the omission so to notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights or defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (i) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (ii) the Indemnified Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (iii) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (i), (ii) or (iii) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

            d. CONTRIBUTION. To the extent that the indemnification provisions above may be unenforceable for any reason, the Indemnifying Party shall make the maximum contribution to the payment and satisfaction of each of the Losses which is permissible under applicable law.

          9. GOVERNING LAW; MISCELLANEOUS.

            a.  GOVERNING   LAW.  This  Agreement   shall  be  governed  by  and
interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

            b. COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

            c. HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            d. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

            e. ENTIRE AGREEMENT; AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the documents referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

            f. NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one
(1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                           Educational Video Conferencing, Inc.
                           35 East Grassy Sprain Road
                           Suite 200
                           Yonkers, New York  10710
                           Telephone:  (914) 787-3500
                           Facsimile: (914) 787-3540
                           Attention:  Chief Executive Officer and
                                         Chief Financial Officer

                  With a copy to:

                           Fischbein Badillo Wagner Harding
                           909 Third Avenue
                           New York, New York  10022
                           Telephone:  (212) 826-2000
                           Facsimile: (212) 644-7485
                           Attention: Joseph D. Alperin, Esq.

                  If to the Transfer Agent:

                           Continental Stock Transfer & Trust Company
                           2 Broadway
                           New York, New York 10004
                           Telephone: (212) 509-4000
                           Facsimile: (212) 509-5150
                           Attention: Michael Nelson, Compliance Department

          If to a Buyer, to its address and facsimile number on the Schedule of Buyers, with copies to such Buyer's counsel as set forth on the Schedule of Buyers. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

            g. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers. A Buyer may assign some or all of its rights hereunder without the consent of the Company, provided, however, that (i) any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption and (ii) no Buyer may assign its rights hereunder in a manner that would cause the offering of Securities hereunder to be required to be registered under the 1933 Act.

            h. NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            i. SURVIVAL. The representations and warranties of the Company and the Buyers contained in Sections 3 and 2, respectively, shall survive the Closing until three years after the Closing Date, including, without limitation, all financial statements thereto. The agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

            j. PUBLICITY. Without the prior written consent of the subject Buyer or Buyers, the Company will not, and will use reasonable efforts to ensure that its officers, directors, employees and agents do not, disclose the name of any Buyer; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof), but only to the extent required by such law or regulation.

            k. FURTHER ASSURANCES.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            l. CONSENT TO JURISDICTION. The parties hereto expressly submit themselves to the exclusive jurisdiction of the state and federal courts of New York in any action or proceeding relating to this Agreement or any of the other documents contemplated hereby or any of the transactions contemplated hereby or thereby. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum. The parties hereto irrevocably and unconditionally consent to the service of process of any of the aforementioned courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, at their respective addresses set forth or provided for herein, such service to become effective 10 days after such mailing. Nothing herein shall affect the right of any party to serve process in any manner permitted by law.

            m. NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            n. EQUITABLE RELIEF. The Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

            o. WAIVER. The Buyers hereby waive the requirement of notice and delivery of transaction documents in connection with the proposed issuance of "Additional Securities" pursuant to Section 18(b) of the Certificate of Designations.

            IN WITNESS WHEREOF, the Buyers and the Company have caused this Series B Stock Purchase Agreement to be duly executed as of the date first written above.


                       EDUCATIONAL VIDEO CONFERENCING, INC


                       By:
                            ------------------------------------------
                           Name: Dr. Arol I. Buntzman
                           Its:  Chairman and Chief Executive Officer



                        [                                           ]


                        By:   [                                     ]

                              By:
                                 ------------------------------------
                                 Name:
                                 Title:




                         [                                          ]

                         By:   [                               ]

                         By:   [                               ]


                              By:
                                 ------------------------------------
                                 Name:
                                 Title:

                               SCHEDULE OF BUYERS



                                             NUMBER OF           NUMBER OF
                    INVESTOR ADDRESS AND     SERIES B            WARRANT        INVESTOR'S ADVISOR AND
INVESTOR NAME        FACSIMILE NUMBER     PREFERRED SHARES       SHARES         LEGAL COUNSEL ADDRESS



               SCHEDULES TO THE SERIES B STOCK PURCHASE AGREEMENT


               (OMITTED FROM THIS FILING. COPIES WILL BE PROVIDED
                        TO THE COMMISSION UPON REQUEST)

         Exhibits to the Series B Stock Purchase Agreement of [ ], 2000

                                    EXHIBIT A

                           Certificate of Designations



                       See Exhibit 3.6 of the Registrant's
                      Form 8-K Report dated October 6, 2000

         Exhibits to the Series B Stock Purchase Agreement of [ ], 2000

                                    EXHIBIT B

                         Common Stock Purchase Warrants



                       See Exhibit 4.8 of the Registrant's
                      Form 8-K Report dated October 6, 2000

         Exhibits to the Series B Stock Purchase Agreement of [ ], 2000

                                    EXHIBIT C

                          Registration Rights Agreement


3
                      See Exhibit 10.57 to the Registrant's

                     Form 8-K Report dated October 6, 2000

EXHIBITS TO THE SERIES B STOCK PURCHASE AGREEMENT OF [ ], 2000

                                    EXHIBIT D

                      FORM OF OPINION ON REMOVAL OF LEGEND

     In connection with the resale of the [Conversion Shares]
[Warrant Shares] by the Seller and assuming that the Registration Statement remains in effect and currently updated as required under the 1933 Act, that no stop order is issued and that the Company remains in existence, we are of the opinion that: (i) the resale of the [Conversion Shares] [Warrant Shares] by the Seller is registered under the 1933 Act under the Registration Statement; (ii) upon the presentation of the certificate representing the [Conversion Shares] [Warrant Shares] for transfer and upon your receipt of a letter of confirmation indicating that such shares have been transferred in conformity with the prospectus delivery requirements of the 1933 Act, you may issue a new certificate representing the [Conversion Shares] [Warrant Shares] in the name of the subsequent purchaser; and (iii) the certificate representing the [Conversion Shares] [Warrant Shares] in the name of such purchaser may be issued without a restrictive legend.

         Exhibits to the Series B Stock Purchase Agreement of [ ], 2000

                                    EXHIBIT E

                     Irrevocable Transfer Agent Instructions



                                  See attached

                       TRANSFER AGENT INSTRUCTIONS
                      EDUCATIONAL VIDEO CONFERENCING, INC.
                               SEPTEMBER 22, 2000

Continental Stock Transfer & Trust Company
2 Broadway
New York, NY 10004
Attn.:  Compliance Department

Ladies and Gentlemen:

          Reference is made to that certain Series B Stock Purchase Agreement (the "Purchase Agreement"), dated [ ], 2000, between Educational Video Conferencing, Inc., a Delaware corporation (the "Company"), and [ ](the "Holder"), pursuant to which the Company is issuing to the Holders (i) an aggregate of [ ] shares of the Company's Series B 7% Convertible Preferred Stock, $[ ] stated value per share (the "Preferred Shares"), and (ii) Warrants to purchase an aggregate of [ ] shares of Common Stock, par value $.0001 per share (the "Common Stock"), of the Company. Capitalized terms which are defined in the Purchase Agreement are used herein as so defined.

         This letter shall serve as our irrevocable authorization and direction to you (provided that you are acting as the transfer agent of the Company at such time):

               (i) to issue shares (the "Conversion Shares") of Common Stock of the Company to or upon the order of a Holder from time to time upon (a) the Company's delivery to you of a Conversion Notice and Transfer Agent Instructions in the form attached hereto as EXHIBIT A which has been acknowledged by the Company as indicated by the signatures of officers of the Company thereon and (b) the delivery to you of an executed opinion from counsel to the Company in the form attached hereto as EXHIBIT C; and

               (ii) to issue shares (the "Warrant Shares") of Common Stock of the Company to or upon the order of a Holder from time to time upon (a) the Company's delivery to you of a Election to Purchase and Transfer Agent instructions in the form attached hereto as EXHIBIT B which has been acknowledged by the Company as indicated by the signatures of officers of the Company thereon and (b) the delivery to you of an executed opinion from counsel to the Company in the form attached hereto as EXHIBIT C.

          You acknowledge and agree that so long as you have previously received: (i) an executed opinion from counsel to the Company in the form attached hereto as EXHIBIT D that a registration statement covering resales of the Conversion Shares and Warrant Shares has been declared effective by the SEC under the 1933 Act; (ii) a copy of such registration statement; (iii) confirmation in the form attached hereto as EXHIBIT E from a broker for the Holder or the recipient of any shares sold, that any transfer of Conversion Shares or Warrant Shares has been made in conformity with the prospectus delivery requirements of the 1933 Act, then you shall issue within three business days the certificates representing the Conversion Shares and the Warrant Shares and such certificates shall not bear any legend restricting transfer of the Conversion Shares or the Warrant Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if you have not previously received any of the foregoing, then the certificates for the Conversion Shares and/or the Warrant Shares shall be issued within three business days upon receipt of an executed opinion from counsel to the Company in the form attached hereto as EXHIBIT C.

         Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

         Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any
questions concerning this matter,  please contact [                     ].



                                            EDUCATIONAL VIDEO CONFERENCING, INC.



                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

THE FOREGOING INSTRUCTIONS
ARE AGREED TO
this ____ day of [          ], 2000

CONTINENTAL STOCK TRANSFER & TRUST COMPANY


By:
    --------------------------------------
     Name:
     Title:

Enclosures

cc:   [                     ]
      [                     ]

                                    EXHIBIT A

                      EDUCATIONAL VIDEO CONFERENCING, INC.

                                CONVERSION NOTICE
                         AND TRANSFER AGENT INSTRUCTIONS

Reference is made to the Certificate of Designations of Educational Video Conferencing, Inc. (the "CERTIFICATE OF DESIGNATIONS"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series B 7% Convertible Preferred Stock, $100.00 stated value per share (the "SERIES B PREFERRED SHARES"), of Educational Video Conferencing, Inc., a Delaware corporation (the "Company"), indicated below into shares of Common Stock, $.0001 par value per share (the "COMMON STOCK"), of the Company, by tendering the stock certificate(s) representing the share(s) of Series B Preferred Shares specified below as of the date specified below.



  Date of Conversion:
                                                    ----------------------------
  Number of Series B
  Preferred Shares to be converted:
                                                    ----------------------------
  Stock certificate no(s). of Series B
  Preferred Shares to be converted:
                                                    ----------------------------
Please confirm the following information:

  Conversion Price:
                                                    ----------------------------
  Number of shares of Common Stock to be issued:
                                                    ----------------------------

Please issue and deliver the Common Stock into which the Series B Preferred Shares are being converted in the following name and to the following address:

     Issue to:
                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------

     Facsimile Number:
                                                     ---------------------------

     Authorization:
                                                     ---------------------------
                                                 By:
                                                     ---------------------------
                                                 Title:
     Dated:
                                                     ---------------------------

          Continental Stock Transfer & Trust Company, as transfer agent and registrar of the Common Stock, is hereby authorized and directed to issue the above number of shares of Common Stock in the name of the above referenced entity or person and to deliver the certificates representing such shares using an overnight delivery service.

                                       EDUCATIONAL VIDEO CONFERENCING, INC.



                                        By:
                                           -------------------------------------

                                    EXHIBIT B

           ELECTION TO PURCHASE SHARES AND TRANSFER AGENT INSTRUCTIONS

         The undersigned hereby irrevocably elects to exercise the Warrant to purchase ____ shares of Common Stock, par value $.0001 per share ("Common Stock"), of Educational Video Conferencing, Inc. and hereby makes payment of $________ therefor. The undersigned hereby requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:
         -----------------------------------------------------------------------
                                     (NAME)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

--------------------------------------------------------------------------------
                  (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:
           ---------------------------------------------------------------------
                                     (NAME)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

         If the number of shares of Common Stock purchased hereby is less than the number of shares of Common Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of Common Stock not so purchased be issued and delivered as follows:

ISSUE TO:
         -----------------------------------------------------------------------
                                (NAME OF HOLDER)

                          (ADDRESS, INCLUDING ZIP CODE)

DELIVER TO:
           ---------------------------------------------------------------------
                                (NAME OF HOLDER)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

Dated:                                                 [NAME OF HOLDER]
       --------------------
                                          By
                                            -------------------------------
                                            Name:
                                            Title:

         Continental Stock Transfer & Trust Company, as transfer agent and registrar of the Common Stock, is hereby authorized and directed to issue the above number of shares of Common Stock in the name of the above referenced entity or person and to deliver the certificates representing such shares using an overnight delivery service.

                                         EDUCATIONAL VIDEO CONFERENCING, INC.


                                         By
                                           --------------------------------

                                    EXHIBIT C

                       FORM OF COUNSEL OPINION ON ISSUANCE

         In connection with the issuance of [Conversion Shares] [Warrant Shares], it is our opinion that the issuance of:

         (i) Conversion Shares is exempt from registration under the 1933 Act pursuant to Section 3(a)(9) of the 1933 Act; and

         (ii) Warrant Shares is exempt from registration under the 1933 Act pursuant to Section 4(2) of the Act.

         Each stock certificate representing shares of Common Stock, if any, issued to ______________ as Conversion Shares or Warrant Shares must bear the following legend (which you should note differs from the legend normally placed by you on certificates representing the Company's restricted Common Stock):


         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

                                    EXHIBIT D

                FORM OF COUNSEL OPINION ON REGISTRATION STATEMENT

         In connection with the resale of the [Conversion Shares] [Warrant Shares] by the Seller and assuming that the Registration Statement remains in effect and currently updated as required under the 1933 Act, that no stop order is issued and that the Company remains in existence, we are of the opinion that:
(i) the resale of the [Conversion Shares] [Warrant Shares] by the Seller is registered under the 1933 Act under the Registration Statement; (ii) upon the presentation of the certificate representing the [Conversion Shares] [Warrant Shares] for transfer and upon your receipt of a letter of confirmation indicating that such shares have been transferred in conformity with the prospectus delivery requirements of the 1933 Act, you may issue a new certificate representing the [Conversion Shares] [Warrant Shares] in the name of the subsequent purchaser; and (iii) the certificate representing the [Conversion Shares] [Warrant Shares] in the name of such purchaser may be issued without a restrictive legend.

                                    EXHIBIT E

                       PROSPECTUS DELIVERY ACKNOWLEDGMENT

         In connection with the sale, pursuant to the final prospectus dated __________________, of an aggregate of ______ shares of Common Stock of Educational Video Conferencing, Inc. (the "COMPANY"), the undersigned hereby acknowledges to the Company, its counsel and its transfer agent that copies of such final prospectus were properly transmitted for delivery or otherwise properly made available to the buyers.

Dated:
      ------------------------------

                                            [               ]



                                            By:
                                               ------------------------
                                               Name:
                                               Title:

         Exhibits to the Series B Stock Purchase Agreement of [ ], 2000

                                    EXHIBIT F

                           Opinion of Company Counsel



                            Omitted from this filing

         Exhibits to the Series B Stock Purchase Agreement of [ ], 2000

                                    EXHIBIT G

                      Company Board of Director Resolutions



                            Omitted from this filing

         Exhibits to the Series B Stock Purchase Agreement of [ ], 2000

                                    EXHIBIT H

                                Co-Sale Agreement

                      See Exhibit 10.58 of the Registrant's
                      Form 8-K Report dated October 6, 2000

         Exhibits to the Series B Stock Purchase Agreement of [ ], 2000

                                    EXHIBIT I

                                 Series A Waiver

                                  See attached

              [LETTERHEAD OF EDUCATIONAL VIDEO CONFERENCING , INC.]







                                                     SEPTEMBER 21, 2000




BY FACSIMILE (212) 504-6666

Shimon Rosenfeld, Esq.
Cadwalader, Wickersham & Taft
100 Maiden Lane
New York, NY 10038

              Re: The Shaar Fund Ltd. (the "Buyer") and Educational Video CONFERENCING, INC. (THE "COMPANY")

Dear Mr. Rosenfeld:

       Reference is made to the Securities Purchase Agreement dated as of February 3, 2000 between the Company and the Buyer (the "Purchase Agreement"). Unless the context of this letter requires otherwise, all capitalized terms below shall have the same meaning as in the Documents, as that term is defined in the Purchase Agreement.

       The Buyer is aware that the Company anticipates closing this week a financing involving the issuance of a new series of the Company's preferred stock and warrants to purchase shares of Common Stock for gross proceeds of $10,000,000 (the "Financing"). The Buyer is also aware that a portion of the proceeds of the Financing must be used to redeem all shares of Series A Preferred Stock. In order to complete the Financing on schedule, the Company is requesting from the Buyer:

       1. A waiver of the right of first refusal set forth in Section IV. G. of the Purchase Agreement.

       2. A waiver of the notice or redemption requirement of Section 6.6 of the Certificate of Designation provided the Company notifies the Buyer or you by facsimile, not less than three hours prior to the closing of the Financing, that the redemption of the Series A Preferred Stock will be made at the time of closing of the Financing (the "Redemption Notice"). In this regard the Company will require wire transfer instructions from the Buyer. Notices of conversion made by the Buyer pursuant to the Certificate of Designation ("Conversion Notices") will be deemed timely given to the Company if received by the Company at least one hour prior to the closing of the Financing. The Company will have the right to rescind the Redemption Notice, without penalty or

Shimon Rosenfeld, Esq.
September 21, 2000
Page 2


premium, by notifying the Buyer or you by facsimile by not later than 4:30 p.m. on the next Business Day after giving the Redemption Notice in the event the Financing does not close for any reason; whereupon, the Buyer shall have the option to rescind any or all of the Conversion Notices by giving facsimile notice to the Company within 24 hours after the receipt by the Buyer of the Company's recision of the Redemption Notice.

       3. Confirmation that the filing by the Company of a certificate of designations in Delaware relating to the Financing and the issuance of the securities in the Financing will not trigger any anti-dilution adjustment under the Series A Preferred Stock and will not contravene any other provision of the Documents, including the provision of Article 8 paragraph (b) of the Certificate of Designation regarding the creation of a series of capital stock having a preference over the Series A Preferred Stock.

       The   effectiveness  of  the  Buyer's   agreement  to  the  foregoing  is
conditioned upon the wire transfer to the Buyer of payment in full of the Optional Redemption Price and the Company giving irrevocable instructions to its transfer agent to issue to the Buyer the number of Common Shares as equals all accrued and unpaid dividends to the date of the closing of the Financing, simultaneously with the closing of the Financing, it being understood that such Common Shares shall be registered for resale in the Registration Statement.

       This letter will become void if the closing of the Financing is not completed on or before October 5, 2000.

       Please have the Buyer indicate its agreement to give the foregoing waivers and confirmation by signing and returning a copy of this letter. This firm will rely upon the Buyer's agreement in rendering its opinion in connection with the Financing.

                                                       Very truly yours,


                                                       /s/Dr. Arol I. Buntzman
                                                       -------------------------
                                                       Dr. Arol I. Buntzman
                                                       Chairman


AGREED:

THE SHAAR FUND LTD.


By: /s/Samuel Levinson
   ---------------------------
   Samuel Levinson
   Managing Director